                                  EXHIBIT 99.1
                                  PRESS RELEASE



                                                                  MEDIA CONTACT:
                                                              Patricia A. Roche'
                                                     Manager of Public Relations
                                                           Phone: (415) 878-4001
                                                             Fax: (415) 893-9086
                                                             proche@imsisoft.com


FOR IMMEDIATE RELEASE


                    INTERNET AND SOFTWARE COMPANY IMSI RAISES
                      $5 MILLION THROUGH PRIVATE PLACEMENT


                CAPITAL TO ASSIST IN GROWTH OF INTERNET BUSINESS


NOVATO, CALIFORNIA, MAY 26, 1999 - IMSI(R) (NASDAQ: IMSI) - software developer and creator of one of the fastest growing visual content and precision graphics portals on the web - today announced it has raised $5 million through a private placement of a three-year, 9% subordinated convertible note.

BAYSTAR CAPITAL, a private placement investment fund, purchased the note.

"This investment will help IMSI further revolutionize the way design professionals interact over the Internet," says Steven Lamar, general partner at Baystar Capital. "IMSI's roots in the graphics software and visual content markets have proven invaluable in the development of one of the fastest growing digital image portals on the Web today and fits perfectly with Baystar's strategic mandate of financing publicly traded and late- stage private, high-growth companies."

Under the terms of the agreement, IMSI issued a 9% convertible note in the principal amount of $5 million, which is initially convertible into common stock at $7.59 per share. Baystar Capital received a warrant to purchase an additional 250,000 shares of common stock at $7.59 per share.

"This capital infusion will support our operations and allow us to actively pursue our strategy, which includes developing and growing our premier Internet business," says Costa John, chief executive officer for IMSI.

                                   -- more --


BAYSTAR/IMSI
2-2-2-2


ABOUT IMSI

Headquartered in Novato, California, IMSI (International Microcomputer Software, Inc.) produces and sells its software in 13 languages and in more than 60 countries worldwide. IMSI web sites receive in excess of 2 million visitors per month and include ARTTODAY.COM (http://www.arttoday.com), TURBOCAD.COM (http://www.turbocad.com), HIJAAKPRO.COM (http://www.hijaakpro.com),
MASTERCLIPS3D.COM (http://www.masterclips3d.com), and SOLUTIONCITY.COM (http://solutioncity.com).

The company has offices in the United Kingdom, France, Germany, Australia, South Africa, and Sweden - and a wholly owned subsidiary, ZEDCOR, INC. For more information, please contact IMSI public relations at (415) 878-4000, or visit www.imsisoft.com.


                           Forward Looking Statement:


To the extent that any of the statements contained herein relating to IMSI's financial health are forward-looking, such statements are based on current expectations that involve a number of uncertainties and risks. Such uncertainties and risks include, but are not limited to, the ability of the company to fund ongoing operations, factors related to conversion of financing instruments, the development of new products, the enhancement of existing products, competitive pricing pressures, product volume and mix, timing of orders received and the introduction of competitive products having technological and/or pricing advantages. As a result, the Company's operating results may fluctuate, especially when measured on a quarterly basis. For further information, refer to the risk factors included on the Company's Annual Report and Form 10-K for the year ended June 30, 1998 as filed with the Securities and Exchange Commission.


  IMSI is a registered trademark of International Microcomputer Software, Inc.
     Other company and product names mentioned herein are the trademarks or registered trademarks of their respective owners.

QUARTERLY P&L 1998-2000: ACTUAL AND FORECAST

                                                         1998                                       1999
                                        Mar. 31   June 30    Sept. 30  Dec. 31    Mar. 31    June 30     Sept. 30    Dec. 31
                                        ------    -------    -------   -------    -------    --------    --------    -------
Network Revenue
  Digital entertainment sponsorships    $4,376    $ 2,178    $    34   $   477    $   672    $  1,765    $  4,178    $ 6,323
  eCommerce                                 --         --         --        --         --          --          94        256
  Advertising                               --         --         --        --         --          --          33         65
  Content Syndication                       --         --         --        --         --          --          --         --
Studio Services                            491        275        514       289        224         500         500        500
                                        ------    -------    -------   -------    -------    --------    --------    -------
    Net Revenue                          4,867      2,453        548       766        897       2,265       4,805      7,144

Cost of Merchandise Sold                    --         --         --        --         --          --          84        231

Production Costs - Network               3,225      1,772        567       810      2,537       6,614       7,581      5,476
Production Costs - Studio                  206        300        356       512        160         470         470        470
Research and Engineering                   586        722      1,937     1,238      2,132       4,096       3,700      3,546
Sales and Marketing                        358        574        681       907      1,390       7,715       3,451      3,611
General and Administration                 871        633        649     1,032      1,792       2,315       2,587      2,711
Depreciation                                44         86        140       260        430         972       1,043      1,019
                                        ------    -------    -------   -------    -------    --------    --------    -------
    Total Expenses                       5,289      4,087      4,350     4,757      8,462      22,212      18,832     18,863

Quokka Interest in CDME (add'l loss)                                                 (452)       (735)       (545)       (28)
Other Income/(Expense)                       1         (2)       (14)      (58)       169          --          80         50
                                        ------    -------    -------   -------    -------    --------    --------    -------
    Net Income/(Loss)                   $ (421)   $(1,636)   $(3,828)  $(4,046)   $(7,848)   $(20,682)   $(14,577)   $(9,928)
                                        ------    -------    -------   -------    -------    --------    --------    -------

                                                         2000
                                        Mar. 31   June 30    Sept. 30  Dec. 31
                                        ------    -------    -------   -------
Network Revenue
  Digital entertainment sponsorships    $  7,149   $  8,221   $  9,651   $10,723
  eCommerce                                   90        118      8,279     2,153
  Advertising                                248        546        562       298
  Content Syndication                         --         --         --        --
Studio Services                              500        500        250       250
                                        --------   --------   --------   -------
    Net Revenue                            7,988      9,715     18,742    13,424

Cost of Merchandise Sold                      81        404      5,651     1,937

Production Costs - Network                 6,340      7,809     12,047     5,706
Production Costs - Studio                    470        470        235       235
Research and Engineering                   3,671      3,864      4,950     4,057
Sales and Marketing                        4,764      5,240      7,145     6,689
General and Administration                 2,774      2,833      3,010     3,187
Depreciation                               1,102      1,212      1,543     1,653
                                        --------   --------   --------   -------
    Total Expenses                        19,120     21,227     28,930    21,507

Quokka Interest in CDME (add'l loss)          29         63         65        34
Other Income/(Expense)                        50        200        150       100
                                        --------   --------   --------   -------
    Net Income/(Loss)                   $(11,136)  $(11,652)  $(17,624)  $(9,886)
                                        --------   --------   --------   -------